Canaccord Genuity Presentation August 11, 2011 Exhibit 99.1

Safe Harbor Statement

This presentation contains forward-looking statements about EnteroMedics Inc. Our actual results could differ materially from those discussed due to known and unknown risks, uncertainties and other factors including our limited history of operations; our losses since inception and for the foreseeable future; our lack of regulatory approval for our Maestro® System for the treatment of obesity; our preliminary findings from our EMPOWER™ pivotal trial; our ability to comply with the NASDAQ continued listing requirements;
our ability to commercialize our Maestro System; our dependence on third parties to initiate and perform our clinical trials; the need to obtain regulatory approval for any modifications to our Maestro System;
physician adoption of our Maestro System and VBLOC® vagal blocking therapy; our ability to obtain third party coding, coverage or payment levels; ongoing regulatory compliance; our dependence on third party manufacturers and suppliers; the successful development of our sales and marketing capabilities; our ability to raise additional capital when needed; international commercialization and operation; our ability to attract and retain management and other personnel and to manage our growth effectively; potential product liability claims; potential healthcare fraud and abuse claims; healthcare legislative reform; and our ability to obtain and maintain intellectual property protection for our technology and products. These and additional risks and uncertainties are described more fully in the Company's filings with the Securities and
Exchange Commission, particularly those factors identified as "risk factors" in our Annual Report on Form
10-K filed with the Securities and Exchange Commission on March 7, 2011. We are providing this information as of the date of this presentation and do not undertake any obligation to update any forward-
looking statements contained in this document as a result of new information, future events or otherwise.

EnteroMedics

Leader in neuroblocking with strong IP
Data in >400 patients support VBLOC therapy as safe and
effective in obesity.  Promising results in type 2 diabetes
– Clinically significant weight loss
– Improvement in glycemic control
– Reduction in blood pressure in hypertensive patients
– Excellent safety, including cardiac
ReCharge  Pivotal Trial underway and enrolling
– FDA  encouragement to file IDE
– High investigator enthusiasm
Commercialization process started in Europe and Australia
– CE Mark

The Obesity Epidemic in the US
1/3 of US adults are obese
– More than 72 million people in the US (Body Mass Index “BMI” >30)
– 1 in 8 deaths in the US are caused by an overweight/obesity related illness
– CDC estimates an overall economic cost of obesity of approximately $150 billion
Approximately 26 million surgical candidates in the US (BMI>35)
About 1% of eligible patients seek surgery
– 220,000 bariatric procedures completed in the US in 2010
•
Bypass accounts for about 55% of these procedures
High priority for US government and major strategic players

Current Treatments
Less Invasive More Invasive
Pharmaceuticals
Bariatric Surgery
Serious safety concerns, esp. cardiac
Adverse side-effects
Less effective for morbid obesity
– Limited weight loss
– Unsustained effect
Duration of use restrictions
Bypass & sleeve surgery irreversible and risky
All result in long-term complications and major lifestyle
changes, e.g., dietary restrictions and nutritional
deficiencies
Adjustable gastric bands have added long-term follow-up
burdens (e.g. vomiting, quarterly adjustments)

Role of the Vagus Nerve
Vagus nerve controls:
–
Sensation of hunger
–
Expansion, fullness and emptying
of stomach
–
Digestive enzyme secretion
Severing the vagus nerve
(vagotomy) causes:
–
Reduced appetite
–
Delayed stomach emptying
–
Prevention of weight gain
The effects of vagotomy are not
sustainable
–
The problem — accommodation,
or “work around”, of permanent
interruption
–
The solution — EnteroMedics’
proprietary intermittent block

80% of vagus
nerve fibers
send messages
to the brain
20% of vagus
nerve fibers send
instructions from
the brain

VBLOC Therapy
Delivered via the Maestro System
VBLOC Therapy
– First in class – non-punitive; direct effect on mechanism of metabolic disease
– Intermittent neuroblocking technology blocks vagus nerve signals, therefore reducing hunger feelings and promoting earlier fullness
– Subcutaneously implanted, pacemaker-like device with leads placed laparoscopically on the intra-abdominal vagal trunks

RC
Commercial Device
The implantation procedure and usage of the Maestro System carry some risks, such as the risk generally associated with laparoscopic procedures and those related to treatment as described in the EMPOWER clinical study informed consent.

Protein Carbohydrates Fat
0
250
500
750
1000
1250
1500
1750
2000
2250
Pre-implant
(n=10)
4 weeks
(n=10)
12 weeks
(n=8)
6 months
(n=9)
20%
43%
37%
20%
44%
36%
23%
41%
22%
40%
38%
Reduced Portion Size
(40%)
(35%)
(30%)
(25%)
(20%)
(15%)
(10%)
(5%)
0%
5%
10%
15%
20%
25%
30%
% EWL from
Implant
Calories
(kcal %)
Reduced Calories
Pre-implant 4 weeks 12 weeks 6 months
36%
Source: VBLOC-I Sub-study., Flinders UMC, Adelaide, Australia
Compelling Proof of Concept
Earlier Fullness and Less Hunger
(90)%
(60)%
(30)%
0%
30%
60%
90%
Reduced
hunger
Therapy
Initiation
4 weeks 12 weeks 6 months
Earlier
fullness
Significant impact on hunger and fullness drives successful weight loss

Study Location # Patients
~400 Overall
Study
Duration (yrs)
Efficacy
~ %EWL
First Generation Maestro  RF System
VBLOC-1 OUS 31 0.5 14 (6 months)
VBLOC-RF2 OUS 38 3 23 (2 years) (1)
EMPOWER US 294 2/5 20 (2.5 years) (2)
Second Generation Maestro RC System
VBLOC-RC1 OUS 5 1/5 26 (1 year)
VBLOC-DM2 OUS 28 1/5 25 (1.5 year)
(3)
ReCharge US 234 1/5 Enrolling
Note: Conducted gastric function study as well in 12 patients
1) 18 patients
2) 107 patients
3) 22 patients
Safety
No therapy related SAEs; Low overall SAE rate
Positive safety profile, including CV
Efficacy
Clinically significant weight-loss
Control of major co-morbidities
–
Diabetes and hypertension
Broad acceptance by surgeons and patients
The Maestro System
Clinical Experience

Pivotal Trials
EMPOWER
– 294 subjects
Double blind, placebo controlled randomized trial
BMI range 35 to 39.9 with co-morbidity; 40 to 45 with or without
– Endpoints
Primary efficacy:  Greater efficacy in treated arm versus control arm
Secondary efficacy:  Greater proportion of treated subjects versus control reach
>25% EWL
Safety:  Estimate procedure and safety adverse events
ReCharge
– Approximately 234 Subjects
– Currently enrolling, completion 4Q11

Maestro System
Usage equals RESULTS
-40
-35
-30
-25
-20
-15
-10
-5
0
Implant 4 weeks 3 months 6 months 9 months 12 months
More treatment = More weight loss
< 6hr
(n = 25)
6 - 9hr
(n = 61)
9 - 12hr
(n = 63)
>12hr
(n = 16)
EMPOWER Trial Outcome
Mean Excess Weight Loss (EWL) by Hours of Use in Treatment Group

“Dose Effect” shows clear
correlation between
average EWL and the
number of hours of device
use
– Demonstrates efficacy
– Important to FDA
Placebo group result was
nearly identical due to
unanticipated therapeutic
effect

EMPOWER Trial Summary
Both groups experienced significant, dose-dependent Excess Weight Loss (EWL)
– EWL greater than 20% in the prescribed use group of both arms
– An unanticipated therapeutic effect was seen in the placebo arm
Safety endpoint met
– No deaths, low 1-yr surgical revision rate and low serious adverse event rate
– No therapy related serious adverse events
– Excellent cardiac safety
Long-term follow-up data continue to demonstrate that VBLOC Therapy works
– At 24 months,  > 9 hours daily use patients have an average EWL of ~23% (n=71)
– Over two-thirds of patients remained in trial at two years
– At 30 month, all  patients, irrespective of hours of device use, have reached an average EWL of ~20%  (n=107)
FDA subsequently approved a second pivotal trial (ReCharge)

US RECHARGE Trial
Pivotal Trial for US Approval
Use next generation implantable device
–
More convenient
–
Hours of use controlled by device
Placebo group receives non-active device
–
No charge delivered
Approximately 234 morbidly obese subjects
–
2:1 randomization
–
Treated group “on” for ~12 hrs per day
Key trial end points at 12 months
–
Efficacy
–
Safety
Enrolling

VBLOC –DM2 ENABLE Trial
Diabetes and Hypertension
Design: prospective, open-label, multi-center, 12 month trial
Cohort: 28 patients with obesity and type 2 diabetes, 18 with hypertension
Inclusion criteria:
– BMI 30 to 40 kg/m
– NIDDM,  <12 yrs duration
– HbA1c levels >7% to <10%
– Absence of significant diabetic complications (e.g., gastroparesis).
Data collection: weight loss (EWL), glycemic (FPG, HbA1c) and blood pressure control
Analysis: weeks 1, 4 and 12;  and 6, 12 and 18 months

2

VBLOC –DM2 ENABLE Trial %EWL Results 15 *N represents subjects using the device for 12 hours or more 35 25 20 15 -10 5 0 n=26 n=24 n=24 n=22 Implant 3 Months - - - - - 6 Months 12 Months 18 Months -30

Change in Fasting Glucose
Week 1 Week 4 Week 12 6 Months 12 Months 18 Months
At all time points, changes are significant with p<0.01
Baseline = 151.4 ± 6.5 mg/dl
-60
-50
-40
-30
-20
-10
0
*
n=27
*
n=26
*
n=25
*
n=25
*
n=12
*
n=28

Change in HbA1c % 17 Week 1 Week 4 Week 12 6 Months 12 Months 18 Months

Change in Diastolic Blood Pressure in Patients
with Elevated DBP
-20
-15
-10
-5
0
1 Wk 4 Wk 6 Mo 12 Mo 18 Mo
At all time points statistically significant with p<.01
Baseline = 87.5 ± 2.2 mmHg
Week 1 Week 4 6 Months 12 Months 18 Months
n= 12 n= 12
n= 10
n= 10
n= 11

Change in Mean Arterial Pressure in Patients
with Hypertension
Week 1 Week 12 6 Months 12 Months 18 Months
n= 15
n= 14
n= 13
n= 13
n= 14
At all time points statistically significant with p=.04
Baseline= 100.1 ± 2.4 mmHg
-20
-15
-10
-5
0

No Change in Blood Pressure in Normotensive
Patients
-10
-8
-6
-4
-2
0
2
4
6
8
10
Week 1 Week 4 Week 12 6 Months 12 Months
Baseline MAP = 89.0 ±1.1 mmHg
-1.0
n=10
0.5
n=10
-1.8
n=10
-3.2
n=10
3.2
n=4
Week 1 Week 4 Week 12 6 Months 12 Months

Significant Promise in Treatment of Metabolic Disease
Diabetes and Hypertension
Clinically significant effect of VBLOC on two major co-morbidities
–
Type 2 Diabetes Mellitus
• About 26 million people in US and more than 220 million people worldwide have diabetes
–
Cardiovascular / blood pressure
• About 74 million people in the US and 1 billion worldwide are effected by hypertension
Improvements were immediate and sustained
–
Diabetes:
• HbA1c reduced to below 7.0%
Diabetes control level set by the American Diabetes Association
–
Blood pressure:
• ~10mmHg reduction in mean arterial pressure and diastolic blood pressure
• Durable through 18 months
Excellent cardiovascular safety
– Heart rate reduction
– Blood pressure

Commercialization in Europe and Australia
Australia
– Historical leadership with new obesity treatments
– Extensive clinical experience with the Maestro System
•
Australian Institute of Weight Control (AIWC)
– Device Technologies Australia
•
Distributor
•
Regulatory and reimbursement support
– TGA approval and first revenue targeted for 2H 2011
Europe
– Clinical experience in two European centers
– CE Mark approval for RC System
– Commercialization activities are progressing in select European markets

Financial Summary
Balance Sheet Data
As of June 30, 2011
Cash and cash equivalents           $27.4 million
Total invested capital                    $171 million
NASDAQ: ETRM
Diluted Shares Outstanding
As of June 30, 2011
Common Shares
Warrants
Options 2.0 million
Diluted Shares Outstanding 52.1 million

27.9 million
22.2 million

EnteroMedics
Leader in neuroblocking with strong IP
Data in >400 patients support VBLOC therapy as safe and
effective in obesity.  Promising results in type 2 diabetes
– Clinically significant weight loss
– Improvement in glycemic control
– Reduction in blood pressure in hypertensive patients
– Excellent safety, including cardiac
ReCharge  Pivotal Trial underway and enrolling
– FDA  encouragement to file IDE
– High investigator enthusiasm
Commercialization process started in Europe and Australia
– CE Mark